                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   ----------


                                    FORM 8-K


                            AMENDMENT TO APPLICATION
                                    OR REPORT


                  Filed Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report November 14, 2003

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                      DIVERSIFIED SECURITY SOLUTIONS, INC.
               --------------------------------------------------
               (Exact name of registrant as specified in charter)

        Delaware                   005-62411                    22-3690168
--------------------------------------------------------------------------------
  (State or other juris-          (Commission                 (IRS Employer
 diction of Incorporation)        File number)                Identification
                                                                   No.)

               280 Midland Avenue, Saddle Brook, New Jersey 07668
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (201) 794-6500
               --------------------------------------------------
               Registrant's telephone number, including area code

                                       N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)





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Item 7.  Financial Statements and Exhibits

(c) Exhibits.

99.1 Press Release dated November 14, 2003, announcing the financial results of Diversified Security Solutions, Inc. (the "Company") for the quarter ended September 30, 2003.

Item 12. Results of Operations and Financial Conditions

On November 14, 2003, the Company issued a press release, furnished as Exhibit
99.1 and incorporated herein by reference, announcing the Company's financial results for the quarter ended September 30, 2003.

The information contained in this Current Report on Form 8-K, including the exhibit attached hereto, is being furnished and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. Furthermore, the information contained in this Current Report on Form 8-K shall not be deemed to be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         DIVERSIFIED SECURITY SOLUTIONS, INC.


Dated: November 17, 2003                    By:  /s/ Irvin F. Witcosky
                                            ---------------------------------
                                                     Irvin F. Witcosky
                                                  Chief Operating Officer





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                                INDEX TO EXHIBITS

Exhibit
Number       Description

99.1 Press Release dated November 14, 2003, announcing the Company's financial results for the quarter ended September 30, 2003 issued by Diversified Security Solutions, Inc.